                                                                  EXHIBIT 10.41

                         REGISTRATION RIGHTS AGREEMENT

                                 BY AND AMONG

                   EACH OF THE PURCHASERS REFERRED TO HEREIN

                                      AND

                                7TH LEVEL, INC.




                            Dated as of May 6, 1998

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of May 6, 1998 (this "Agreement"), by and among 7th Level, Inc., a Delaware corporation (the "Company"), and each of the Purchasers (defined below).

          WHEREAS, Alpine Associates, a New Jersey Limited Partnership ("Alpine"), East West Capital Associates, Inc., a California corporation ("Capital") and the Company have entered into a Securities Purchase Agreement, dated as of May 6, 1998 (the "First Purchase Agreement"), pursuant to which Alpine and Capital have agreed to purchase from the Company, subject to the terms and conditions contained therein, Senior Secured Promissory Notes in the aggregate amount of $4,500,000 and warrants exercisable for 150,000 shares of Common Stock (as defined) for each $1,000,000 loaned by Alpine and Capital to the Company;

          WHEREAS, the Company and certain investors ("Investors," and together with Alpine and Capital, the "Purchasers") have entered into a Securities Purchase Agreement, dated as of May 6, 1998 (the "Second Purchase Agreement," and together with the First Purchase Agreement, the "Purchase Agreements"), pursuant to which the Investors have agreed to purchase from the Company, subject to the terms and conditions contained therein, Series A Preferred Stock, par value $.01 per share, in the aggregate amount of $5,500,000 and warrants exercisable for 250,000 shares of Common Stock for each $1,000,000 invested by the Investors; and

          WHEREAS, it is a condition precedent to the purchase of the securities purchased under the Purchase Agreements that the Company provide for the registration of the Common Stock of the Company issuable on the exchange, exercise or conversion of such securities.

          NOW, THEREFORE, in consideration on the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

          SECTION I.1. Definitions. The following terms shall have the meanings ascribed to them below:

          "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

          "Alpine" has the meaning ascribed thereto in the introduction hereof.

          "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or government decree to be closed.

          "Capital" has the meaning ascribed thereto in the introduction hereof.

          "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Company" has the meaning ascribed thereto in the introduction hereof.

          "Controlling Person" means a Controlling Person as defined in Section 4.1.

          "Convertible Preferred Stock" means the Company's Series B Convertible Preferred Stock, par value $.01 per share.

          "Damages" means Damages as defined in Section 4.1.

          "Demand Registration" means a Demand Registration as defined in
Section 2.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "First Purchase Agreement" has the meaning ascribed thereto in the introduction hereof.

          "Holder" means any Person who now holds or shall hereafter acquire and hold Registrable Securities.

          "Indemnified Party" means an Indemnified Party as defined in Section 4.3.

          "Indemnifying Party" means an Indemnifying Party as defined in Section 4.3.

          "Investors" has the meaning ascribed thereto in the introduction hereof.

          "Market Price" means, with respect to the shares of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on

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such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board of Directors of the Company shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

          "Person" means any individual, entity or group, including without limitation, individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.2.

          "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          "Purchase Agreements" has the meaning ascribed thereto in the introduction hereof.

          "Purchasers" has the meaning ascribed thereto in the introduction hereof.

          "Registrable Securities" means the shares of Common Stock issued or issuable upon exercise of the Warrants or conversion of the Convertible Preferred Stock, as the case may be, until (i) a Registration Statement covering such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, or (ii) such shares of Common Stock would be saleable pursuant to Rule 144 under the Securities Act (or any similar provisions then in force), without regard to the volume limitations set forth in Rule 144(e), or
(iii) such shares of Common Stock

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

have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop transfer or similar restrictive order and all of such Common Stock may be resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

          "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

          "Request" means a Request as defined in Section 2.1(a).

          "Second Purchase Agreement" has the meaning ascribed thereto in the introduction hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

          "Selling Holders Counsel" means the counsel selected to represent the Selling Holders as set forth in Section 3.1(c).

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

          "Warrants" means the warrants exercisable to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreements.

                                  ARTICLE II.
                              REGISTRATION RIGHTS

          SECTION II.1.  Demand Registration.

          (a) Request for Registration. Subject to the limitations contained in this Section 2.1(a), at any time after the date hereof any Holder or Holders of an aggregate of Registrable Securities representing 30% or more of all the Registrable Securities may make written requests (individually, a "Request") on the Company for the registration of the offer and sale of the Registrable Securities under the Securities Act (such registration being hereinafter referred to as a "Demand Registration"). Subject to the penultimate sentence of
Section 2.1(b),

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the Company shall have no obligation to effect more than three (3) Demand
Registrations. Any Request will specify the number of Registrable Securities proposed to be sold and the intended method(s) of disposition thereof and shall also state the firm intent of the Holder to offer Registrable Securities for sale. The Company shall give written notice of such Request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that all or any portion of its Registrable Securities be included in such Registration Statement and the Company shall include in the Registration Statement for such Demand Registration the Registrable Securities of all Holders that requested to be so included. Each such request by such other Holders shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of disposition thereof and shall also state the firm intent of the Holder to offer Registrable Securities for sale. Notwithstanding the foregoing, the Company shall not be requested to effect a Demand Registration unless the Request has been made at least 180 days since the last Registration Statement (other than a shelf registration under Rule 415 of the Securities Act or a Registration Statement on Form S-8) was filed by the Company.

          (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless the Registration Statement relating thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after the Registration Statement has become effective, the offering and/or sale of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court or other governmental or quasi-governmental agency prevents or otherwise limits the offer and/or sale of the Registrable Securities pursuant to the Registration Statement, other than in each case primarily as a result of acts or omissions of the Holder or any agent thereof, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the Registration Statement relating to a Demand Registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 180 consecutive days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the Holders of the Registrable Securities included in such Registration Statement, then the Company shall continue to be obligated to effect such Registration pursuant to this Section 2.1. The Holders shall be permitted to withdraw all or any part of the Registrable Securities from a Registration Statement at any time prior to the effective date of such Demand Registration Statement; provided that in the event of such withdrawal, such Holders shall be responsible for the fees and expenses referred to in
Section 3.2(viii) hereof incurred by such Holders with respect to such Demand Registration prior to such withdrawal.

          (c) Selection of Underwriter. If the Selling Holders participating in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select, with the consent of the Selling Stockholders, which consent shall not be unreasonably withheld, one or

                                      -5-
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more nationally recognized firms of investment bankers to act as the lead managing Underwriter or Underwriters in connection with such offering.

          (d) Deferral of Registration. Notwithstanding any other provision of this Section 2, the Company shall not be obligated to effect the filing of a Registration Statement pursuant to Section 2(a) hereof (i) during any period when there exists an effective Registration Statement covering the Registrable Securities, or (ii) for a period not to exceed 90 days, if the Company shall furnish to the Holders requesting a Registration Statement under Section 2(a) hereof a certificate, signed by the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the best interests of the Company and its stockholders generally for such Registration Statement to be filed at that time; provided that in such event, the Holders initiating the request for registration will be entitled to withdraw such request.

          SECTION II.2. Piggy-Back Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders (other than (x) a Registration Statement on Form S-4 or Form S-8 or on any other form inappropriate for an underwritten public offering or related solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction (or any substitute form that may be adopted by the Commission), or (y) a Registration Statement pursuant to a Demand Registration pursuant to Section 2.1), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method(s) of distribution thereof and shall also state the firm intent of the Holder to offer Registrable Securities for sale) (a "Piggy-Back Registration"). The Company shall use all reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw, provided that in the event of such withdrawal (other than pursuant to Section 2.3(c) hereof), such Holder shall be responsible for the fees and expenses referred to in Section 3.2(viii) hereof incurred by such Holder prior to such withdrawal relating to such Registration Statement. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a

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registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

          SECTION II.3.  Reduction of Offering.

          (a) Demand Registration. The Company may include in a Demand Registration pursuant to Section 2.1 securities of the same class as the Registrable Securities for the account of the Company and any other Persons who hold securities of the same class as the Registrable Securities on the same terms and conditions as the Registrable Securities to be included therein; provided, however, that (i) if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.1 have informed the Company in writing that it is their opinion that the total number of Registrable Securities, and securities of the same class as the Registrable Securities which Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of the Company and for the account of all such other Persons (other than the Holders) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriter or Underwriters, and (ii) if the offering is not underwritten, no other Person, including the Company, shall be permitted to offer securities under any such Demand Registration unless the Selling Holders owning a majority-in-interest of Common Stock to be sold consent to the inclusion of such shares therein.

          (b) Piggy-Back Registration. (i) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.2 have informed, in writing, the Holders requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders and any other Persons holding securities of the same class as the Registrable Securities desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then, the Company will include in such registration (A) first, all the shares the Company offered for its own account, if any, (B) then, if additional shares may be included in such registration without materially and adversely affecting the success of such offering, the shares offered by the holders of securities as a result of their exercise of "demand" registration rights by such holders, if any, and (C) then, if additional shares may be included in such registration without materially and adversely affecting the success of such offering, the number of shares offered by the Holders and such other holders of securities of the same class as the Registrable Securities whose piggy-back registration rights may not be reduced without violating their contractual rights (provided such contractual rights were in existence prior to the date of this Agreement), on a pro rata basis in proportion to the relative number of Registrable Securities of the holders (including the Holders) participating in such registration.

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

               (ii) If the managing Underwriter or Underwriters of any underwritten offering described in Section 2.2 notify the Holders requesting inclusion in such offering that the kind of securities that the Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (A) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (B) if such reduction would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the material adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

          (c) If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration; provided, however that if a Holder withdraws his request pursuant to this Paragraph 2.3(c) such Holder shall not be responsible for the fees and expenses referred to in Section 3.2(viii) hereof.

          (d) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven (7) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such Registration Statement (except as part of such registration).

                                 ARTICLE III.
                            REGISTRATION PROCEDURES

          SECTION III.1. Filings; Information. Whenever the Company is required to effect or cause the registration of the offer and sale of Registrable Securities pursuant to Section 2.1 or 2.2 hereof, the Company will use its best efforts to effect the registration of the offer and the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities

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Act and Rule 174 thereunder, if applicable); provided, further, that with respect to a Demand Registration, the Company shall file with the Commission a Registration Statement as soon as is practicable after the date of the Request and in any event no later than 60 days after the date of the Request for the Demand Registration and shall cause such Registration Statement to be declared effective as soon as is practicable after the date of filing and in any event no later than 120 days after the date of such Request.

          (b) The Company will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus.

          (c) The Company, at least ten (10) Business Days prior to filing a Registration Statement or at least five (5) Business Days prior to filing a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, will furnish to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders ("Selling Holders Counsel"), to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by each of the foregoing within five (5) Business Days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be within three (3) Business Days after delivery), and thereafter, furnish to such Selling Holders, Selling Holders Counsel and Underwriters, if any, such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as such Selling Holders, Selling Holders Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto).

          (d) The Company will take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

          (e) On or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify such Registrable Securities under such other

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securities or "blue sky" laws of such jurisdictions as any Selling Holder,
Selling Holders Counsel or Underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

          (f) The Company will notify each Selling Holder, Selling Holders Counsel and any Underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue in a material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and Prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the buyers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

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

          (h) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (i) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

          Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a Prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

          SECTION III.2. Registration Expenses. The Company shall pay all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation: (i) all registration and filing fees,
(ii) the fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Registrable Securities,
(vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letters), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) the fees and expenses of the Selling Holders Counsel, provided, however, that, notwithstanding the foregoing, any Holder whose Registrable Securities are included in more than one registration statement filed pursuant to the provisions of Section 2.1 hereof shall pay his pro rata portion of all the foregoing expenses (based on the number of shares included) with respect to the second and third registration statement in which such Holders shares are included. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by Selling Holders which are not payable by the Company, such costs to be borne by the Selling Holder or Selling Holders.


                                  ARTICLE IV.
                       INDEMNIFICATION AND CONTRIBUTION

          SECTION IV.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Damages") and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary Prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary Prospectus if (i) such Selling Holder failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the Person asserting the claim from which such Damages arise in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Securities Act, and (ii) the final Prospectus would have corrected such untrue statement or such omission, where such failure to deliver the Prospectus was not a result of non-compliance by the Company under Section 3.1(f) of this

Agreement. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

          SECTION IV.2. Indemnification by Selling Holders. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, advisors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such Controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto, such Selling Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. In case any action or proceeding shall be brought against the Company or its officers, directors, employees, advisors or agents or any such Controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such Controlling Person, or its officers, directors, employees, advisors or agents, shall have the rights and duties given to such Selling Holder, by the preceding paragraph.

          SECTION IV.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

          SECTION IV.4. Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Selling Holders on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an

Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                  ARTICLE V.
                                 MISCELLANEOUS

          SECTION V.1. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

          SECTION V.2. Lock-up Agreement. For so long as the Holders have the right to have Registrable Securities included in any registration pursuant to this Agreement, each member of management of the Company executing a signature page hereto agrees in connection with any registration of the Company's securities not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any shares of Common Stock without the prior written consent of the Holders for a period of 180 days after the closing of the offering in connection with such registration, provided, however, that this provision shall not apply to the sale of up to 100,000 shares of Common Stock by each management stockholder in any twelve month period, and provided further, however, that this provision shall not apply from and after the time that a registration statement or statements with respect to the sale of at least one half of the Registrable Securities has been filed and has been effective for a 180 day period (or, in the case of an underwritten offering, such lesser time until the closing of such underwritten offering) so long as the average Market Price of the Common Stock during such 180 day period (or the gross sales price in the case of an underwritten offering) is $4.00 or more (as such price may be adjusted for stock dividends, splits and similar events) and provided further that this provision shall not apply from and after the time that a registration statement or statements with respect to the sale of all the Registrable Securities has been filed and has been effective for a 180 day period (or, in the case of an underwritten offering, such lesser time until the closing of such underwritten offering). This provision shall apply only if any Registrable Securities of the Holder are included in such offering.

          SECTION V.3. Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION V.4. Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by the holders of at least 66 2/3% of the Registrable Securities (calculated on an as converted basis); provided, however, that without the consent of all the Holders, no amendment or modification which materially and adversely affects the ability of such Holders to have the offer and sale of securities registered hereunder may be effected. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

          SECTION V.5. Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent Holder and their respective successors and assigns and executors, administrators and heirs. Holders are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Holders.

          SECTION V.6. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          SECTION V.7. Headings. Subject headings are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

          SECTION V.8. Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by telecopy, on the business day after notice is delivered to a courier or mailed by express mail if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

          If to the Company to:

               7th Level, Inc.
               1110 East Collins Boulevard, Suite 122
               Richardson, Texas  75081
               Attention:  President
               Fax: (972) 498-0111

          With a copy to:

               Donald Schupak
               The Schupak Group
               730 Fifth Avenue, Suite 1901
               New York, New York  10022
               Fax: (212) 262-1031

          With a copy to:

               Shereff, Friedman, Hoffman and Goodman, LLP
               919 Third Avenue
               New York, New York 10022
               Attention: Gerald Adler, Esq
               Fax: (212) 758-9526

          If to a Holder, to the Holder
          at the most current address given by such Holder to the Company in writing.

     SECTION V.9. Governing Law; Forum; Process. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York as applied to contracts made and to be performed entirely in the State of New York without regard to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of New York or any federal court sitting in the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION V.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

     SECTION V.11. Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

     SECTION V.12. No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

     SECTION V.13. Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

     SECTION V.14. Remedy for Breach. The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Holder would have no adequate remedy at law and could suffer substantial and irreparable damage. Accordingly, the Company hereby agrees that, in such event, the Holder shall be entitled, without the necessity of proving damages or posting bond, and notwithstanding any election by any Holder to claim damages, to obtain a temporary and/or permanent injunction, without proving a breach therefor, to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any Holder may have at law or in equity.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              7TH LEVEL, INC.


                              By:         /s/ DONALD SCHUPAK
                                   ---------------------------------------
                                    Name:  Donald Schupak
                                    Title:  Chairman of the Board

     By executing in the space below, the following members of the Company's management agree to be bound solely with regard to the provisions of Section 5.2 hereof.

                                       /s/  DONALD SCHUPAK
                                    --------------------------------------------
                                    Donald Schupak

                                       /s/  ROBERT A. EZRIN
                                    --------------------------------------------
                                    Robert A. Ezrin

                                       /s/  W. SCOTT PAGE
                                    --------------------------------------------
                                    W. Scott Page

                                       /s/  MERV ADELSON
                                    --------------------------------------------
                                    Merv Adelson

                                       /s/  JAMES A. CANNAVINO
                                    --------------------------------------------
                                    James A. Cannavino

                                       /s/  TIMOTHY J. CAHILL
                                    --------------------------------------------
                                    Timothy Cahill

                                       /s/  RICHARD MERRICK
                                    --------------------------------------------
                                    Richard Merrick

                                       /s/  CURT MARVIS
                                    --------------------------------------------
                                    Curt Marvis

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    --------------------------------------------

                                    Print Name
                                                --------------------------------

                                    If a legal entity:



                                       DNK Investments LLP
                                    --------------------------------------------
                                    (type in name)


                                                /s/  DOUGLAS MORGAN
                                                /s/  KENNETH W. GOLDSTEIN
                                    By:
                                         ---------------------------------------

                                           General Partner Douglas Morgan
                                    Title: General Partner Kenneth W. Goldstein
                                           -------------------------------------

                                    Address:
                                        21 Vouga Ln.
                                    --------------------------------------------

                                        St. Louis, MO  63131
                                    --------------------------------------------


                                    --------------------------------------------
                                    Telephone No.: 314-432-6607
                                    Fax No.: 314-432-2665

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    /s/ OZZIE SILNA
                                    ----------------------------------

                                    Print Name  Ozzie Silna
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                       -------------------------------


                                    Title:
                                          ----------------------------

                                    Address:
                                       23301 Palm Canyon Lane
                                    ----------------------------------
                                       Malibu, CA  90265
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.: 310-456-8054
                                    Fax No.:  310-456-7594

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    -------------------------------------

                                    Print Name
                                               --------------------------

                                    If a legal entity:



                                      Mayfirst Associates Ltd.
                                    -------------------------------------
                                    (type in name)



                                    By:  /s/ RUDY VALNER
                                    -------------------------------------


                                    Title:  Agent
                                    -------------------------------------

                                    Address:
                                     10100 Santa Monica Blvd., Suite 945
                                    -------------------------------------

                                     Los Angeles, CA  90067
                                    -------------------------------------


                                    -------------------------------------
                                    Telephone No.: 310-553-8336
                                    Fax No.:  310-553-7132

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    -------------------------------------

                                    Print Name
                                               --------------------------


                                    If a legal entity:
                                    STEPHEN LEROY KLING AND
                                    ROSALYN H. KLING, TRUSTEES OF
                                    THE LEE KLING REVOCABLE TRUST
                                    U/T/A   1/20/82

                                    -------------------------------------
                                    (type in name)

                                    By:  /s/  S. LEE KLING
                                        ---------------------------------
                                         S. Lee Kling

                                    Title:  Principal
                                           ------------------------------

                                    Address:
                                      1401 S. Brentwood Blvd.
                                    -------------------------------------

                                      St. Louis, MO  63144
                                    -------------------------------------


                                    -------------------------------------
                                    Telephone No.:  314-963-2501
                                    Fax No.:  314-968-1255

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    -----------------------------------

                                    Print Name
                                               ------------------------



                                    If a legal entity:
                                    Alpine Associates, a limited partnership
                                    By:  Eckert Corp., its general partner

                                    -----------------------------------
                                    (type in name)

                                    By:  /s/  VICTORIA ECKERT
                                        -------------------------------
                                        Victoria Eckert

                                    Title:  President
                                    -----------------------------------

                                    Address:
                                    -----------------------------------


                                    -----------------------------------


                                    -----------------------------------
                                    Telephone No.:
                                    Fax No.:

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------


                                    If a legal entity:


                                    East West Capital Associates, Inc.
                                    ----------------------------------
                                    (type in name)



                                    By:  /s/  PAUL NADEL
                                    ----------------------------------


                                    Title:  President
                                    ----------------------------------

                                    Address:
                                      10900 Wilshire Blvd. #750
                                    ----------------------------------

                                      Los Angeles, CA  90024
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:  310-209-6150
                                    Fax No.:  310-209-6160

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    /s/  LANCE MAISS
                                    ----------------------------------

                                    Print Name  Lance Maiss
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                       -------------------------------


                                    Title:
                                          ----------------------------

                                    Address:
                                    ----------------------------------


                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:
                                    Fax No.:

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    /s/  ANDREW SCHUPAK
                                    ----------------------------------

                                    Print Name  Andrew Schupak
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                        ------------------------------


                                    Title:
                                           ---------------------------

                                    Address:
                                      350 West 50th St. , Apt. #5PP
                                    ----------------------------------

                                      New York, NY  10019
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:  212-581--7197
                                    Fax No.:   212-265-5264

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------


                                    If a legal entity:



                                      DLJ  Capital Corp.
                                    ----------------------------------
                                    (type in name)



                                    By:  /s/  MARJORIE WHITE
                                        ------------------------------


                                    Title:  Secretary
                                           ---------------------------

                                    Address:
                                     277 Park Avenue
                                    ----------------------------------

                                     New York, NY  10172
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.: 212-892-7232
                                    Fax No.:  212-892-7272

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------


                                    If a legal entity:



                                     Nevada Anderson, Inc.
                                    ----------------------------------
                                    (type in name)



                                    By:  /s/  CORBE G. ANDERSON
                                       -------------------------------
                                       Corbe G. Anderson

                                    Title:  PRESIDENT
                                    ----------------------------------

                                    Address:
                                      1400 Colorado Street
                                    ----------------------------------

                                      Boulder City, Nevada  89005
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.: 515-784-8755
                                    Fax No.:  515-784-8199

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------



                                    If a legal entity:
                                    Bond Fund Series for the account
                                    Of Oppenheimer Convertible
                                    Securities Fund

                                    ----------------------------------
                                    (type in name)


                                    By:  /s/  MICHAEL S. ROSEN
                                        ------------------------------
                                        Michael S. Rosen

                                    Title:  Vice President
                                    ----------------------------------

                                    Address:
                                      Two World Trade Center, 34th Floor
                                    ----------------------------------

                                      New York, NY  10048-0203
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.: 212-323-0867
                                    Fax No.:  212-323-0860

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------


                                    If a legal entity:



                                    Castlerock Partners
                                    ----------------------------------
                                    (type in name)



                                    By:  /s/  PAUL P. TANICO
                                        ------------------------------


                                    Title:  General Partner
                                    ----------------------------------

                                    Address:
                                      Castlerock Partners
                                    ----------------------------------

                                      101 Park Avenue
                                    ----------------------------------

                                      New York, NY  10178
                                    ----------------------------------
                                    Telephone No.:  878-7654
                                    Fax No.:

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                       /s/ ERIC J MAISS
                                    ----------------------------------

                                    Print Name  Eric J Maiss
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                        ------------------------------


                                    Title:
                                           ---------------------------

                                    Address:
                                    ----------------------------------


                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:
                                    Fax No.:

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                       /s/  DAVID CHU
                                    ----------------------------------

                                    Print Name  David Chu
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                       -------------------------------


                                    Title:
                                          ----------------------------

                                    Address:
                                            --------------------------


                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:
                                    Fax No.:

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                    ----------------------------------

                                    Print Name
                                               -----------------------


                                    If a legal entity:



                                      Entec Associates
                                    ----------------------------------
                                    (type in name)



                                    By:  /s/  MICHAEL R. MILKEN
                                        ------------------------------
                                        Michael R. Milken

                                    Title:
                                           ---------------------------

                                    Address:
                                       844 Moraga Drive
                                    ----------------------------------

                                       Los Angeles, CA  90049
                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.: 310-440-5475
                                    Fax No.:  310-440-5490

                               SIGNATURE PAGE OF
                                   PURCHASER
                    TO THE REGISTRATION RIGHTS AGREEMENT OF
                                7TH LEVEL, INC.

     This Signature Page to that certain Registration Rights Agreement, dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation and the Purchasers parties thereto (the "Registration Rights Agreement") is hereby executed by the undersigned, as a Purchaser (as defined therein), as of the date of the execution of the Registration Rights Agreement.

                                    If an individual:



                                      /s/ STANLEY ABER
                                    ----------------------------------

                                    Print Name  Stanley Aber
                                               -----------------------


                                    If a legal entity:



                                    ----------------------------------
                                    (type in name)



                                    By:
                                       -------------------------------


                                    Title:
                                          ----------------------------

                                    Address:
                                    ----------------------------------


                                    ----------------------------------


                                    ----------------------------------
                                    Telephone No.:
                                    Fax No.: